UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2009 (October 7, 2009)

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2 Houston, Texas (Address of principal executive offices)		77002 (Zip code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 1.01 Entry Into a Material Definitive Agreement.

On October 7, 2009, EOG Resources, Inc. (EOG) entered into an amendment (Amendment) to the Rights Agreement, dated as of February 14, 2000, as amended, by and between EOG and Computershare Trust Company, N.A., as the rights agent (Rights Agreement). The Amendment modifies the definition of "Qualified Institutional Investor" set forth in Section 1 of the Rights Agreement, specifically to delete from clause (A) of the exception to such definition the requirement that a person shall, subsequent to December 31, 2004, continuously beneficially own greater than five percent of the outstanding shares of EOG's common stock prior to the time of determination of such person's "Qualified Institutional Investor" status.

Under the Rights Agreement, a person described in Rule 13d-l(b)(1) promulgated under the Securities Exchange Act of 1934 who is eligible to report beneficial ownership of EOG's common stock on Schedule 13G and who beneficially owns 15% or greater of EOG's outstanding common stock will nevertheless be deemed to be a "Qualified Institutional Investor" (and thus not an "Acquiring Person" which would trigger the protections of the Rights Agreement) if such person satisfies the amended exception to the "Qualified Institutional Investor" definition.

The Amendment, which sets forth the complete text of the amended "Qualified Institutional Investor" definition, is attached hereto as Exhibit 4.12 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

(a) The information contained in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

I. Price Risk Management

With the objective of enhancing the certainty of future revenues, from time to time EOG enters into New York Mercantile Exchange (NYMEX) related financial collar, price swap and basis swap contracts. EOG accounts for these financial commodity derivative contracts using the mark-to-market accounting method. In addition to financial transactions, from time to time EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions. The financial impact of these physical commodity contracts is included in revenues at the time of settlement, which in turn affects average realized hydrocarbon prices.

For the third quarter of 2009, EOG anticipates a net gain of $20.9 million from its natural gas financial collar, price swap and basis swap contracts. During the third quarter of 2009, net cash inflow related to settled natural gas financial price swap and basis swap contracts was $331.2 million.

II. Natural Gas Financial Collar, Price Swap and Basis Swap Contracts

Since EOG filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 on August 6, 2009 (2009 Second Quarter Form 10-Q), EOG has not entered into any additional natural gas financial collar contracts. Presented below is a comprehensive summary of EOG's natural gas financial collar contracts as of October 7, 2009, with notional volumes expressed in million British thermal units per day (MMBtud) and prices expressed in dollars per million British thermal units ($/MMBtu).

The average floor price of EOG's outstanding natural gas financial collar contracts for 2010 is $10.33 per million British thermal units (MMBtu) and the average ceiling price is $12.63 per MMBtu.

Natural Gas Financial Collar Contracts
		Floor Price		Ceiling Price
			Weighted		Weighted
	Volume	Floor Range	Average Price	Ceiling Range	Average Price
	(MMBtud)	($/MMBtu)	($/MMBtu)	($/MMBtu)	($/MMBtu)
2010
January	40,000	$11.44 - 11.47	$11.45	$13.79 - 13.90	$13.85
February	40,000	11.38 - 11.41	11.40	13.75 - 13.85	13.80
March	40,000	11.13 - 11.15	11.14	13.50 - 13.60	13.55
April	40,000	9.40 - 9.45	9.42	11.55 - 11.65	11.60
May	40,000	9.24 - 9.29	9.26	11.41 - 11.55	11.48
June	40,000	9.31 - 9.36	9.34	11.49 - 11.60	11.55

Since EOG filed its 2009 Second Quarter Form 10-Q, EOG has not entered into any additional natural gas financial price swap contracts. Presented below is a comprehensive summary of EOG's natural gas financial price swap contracts as of October 7, 2009, with notional volumes expressed in MMBtud and prices expressed in $/MMBtu. The average price of EOG's outstanding natural gas financial price swap contracts for 2009 is $9.83 per MMBtu and for 2010 is $10.14 per MMBtu.

Natural Gas Financial Price Swap Contracts
		Weighted
	Volume	Average Price
	(MMBtud)	($/MMBtu)
2009
January (closed)	585,000	$10.76
February (closed)	585,000	10.73
March (closed)	585,000	10.50
April (closed)	610,000	9.24
May (closed)	610,000	9.16
June (closed)	710,000	8.53
July (closed)	710,000	8.62
August (closed)	710,000	8.67
September (closed)	710,000	8.69
October (closed)	710,000	8.76
November	610,000	9.66
December	610,000	9.99

2010
January	20,000	$11.20
February	20,000	11.15
March	20,000	10.89
April	20,000	9.29
May	20,000	9.13
June	20,000	9.21

Prices received by EOG for its natural gas production generally vary from NYMEX prices due to adjustments for delivery location (basis) and other factors. EOG utilizes natural gas financial basis swap contracts in order to fix the differential between prices in the Rocky Mountain area and NYMEX Henry Hub prices. Since filing its 2009 Second Quarter Form 10-Q, EOG has not entered into any additional natural gas financial basis swap contracts. Presented below is a comprehensive summary of EOG's natural gas financial basis swap contracts as of October 7, 2009. The weighted average price differential represents the amount of reduction to NYMEX gas prices per MMBtu for the notional volumes covered by the basis swap. Notional volumes are expressed in MMBtud and price differentials are expressed in $/MMBtu.

Natural Gas Financial Basis Swap Contracts
		Weighted
		Average Price
	Volume	Differential
	(MMBtud)	($/MMBtu)
2009
Second Quarter (closed)	65,000	$(2.54)
Third Quarter (closed)	65,000	(2.60)
Fourth Quarter (1)	65,000	(3.03)

2010
First Quarter	65,000	$(1.72)
Second Quarter	65,000	(2.56)
Third Quarter	65,000	(3.17)
Fourth Quarter	65,000	(3.73)

2011
First Quarter	65,000	$(1.89)

(1) Includes closed contracts for the month of October 2009.

III. Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements and projections regarding EOG's future financial position, operations, performance, business strategy, budgets, reserve information, levels of production and costs and statements regarding the plans and objectives of EOG's management for future operations, are forward-looking statements. EOG typically uses words such as "expect," "anticipate," "estimate," "project," "strategy," "intend," "plan," "target," "goal," "may," "will" and "believe" or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements. In particular, statements, express or implied, concerning EOG's future operating results and returns or EOG's ability to replace or increase reserves, increase production or generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that these expectations will be achieved or will prove to have been correct. Moreover, EOG's forward-looking statements may be affected by known and unknown risks, events or circumstances that may be outside EOG's control. Important factors that could cause EOG's actual results to differ materially from the expectations reflected in EOG's forward-looking statements include, among others:

  the timing and extent of changes in prices for natural gas, crude oil and related commodities;

  changes in demand for natural gas, crude oil and related commodities, including ammonia and methanol;

  the extent to which EOG is successful in its efforts to discover, develop, market and produce reserves and to acquire natural gas and crude oil properties;

  the extent to which EOG can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling and advanced completion technologies;

  the extent to which EOG is successful in its efforts to economically develop its acreage in the Barnett Shale, the Bakken Formation, its Horn River Basin and Haynesville plays and its other exploration and development areas;

  EOG's ability to achieve anticipated production levels from existing and future natural gas and crude oil development projects, given the risks and uncertainties inherent in drilling, completing and operating natural gas and crude oil wells and the potential for interruptions of production, whether involuntary or intentional as a result of market or other conditions;

  the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities;

  the availability, cost, terms and timing of issuance or execution of, and competition for, mineral licenses and leases and governmental and other permits and rights of way;

  competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services;

  EOG's ability to obtain access to surface locations for drilling and production facilities;

  the extent to which EOG's third party-operated natural gas and crude oil properties are operated successfully and economically;

  EOG's ability to effectively integrate acquired natural gas and crude oil properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;

  weather, including its impact on natural gas and crude oil demand, and weather-related delays in drilling and in the installation and operation of gathering and production facilities;

  the ability of EOG's customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG;

  EOG's ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all;

  the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;

  the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions;

  the extent and effect of any hedging activities engaged in by EOG;

  the timing and impact of liquefied natural gas imports;

  the use of competing energy sources and the development of alternative energy sources;

  political developments around the world, including in the areas in which EOG operates;

  changes in government policies, legislation and regulations, including environmental regulations;

  the extent to which EOG incurs uninsured losses and liabilities;

  acts of war and terrorism and responses to these acts; and

  the other factors described under Item 1A, "Risk Factors," on pages 13 through 19 of EOG's Annual Report on Form 10-K for the year ended December 31, 2008 and any updates to those factors set forth in EOG's subsequent Quarterly Reports on Form 10-Q.

In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements may not occur, and you should not place any undue reliance on any of EOG's forward-looking statements. EOG's forward-looking statements speak only as of the date made and EOG undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
4.1

Rights Agreement, dated as of February 14, 2000, between EOG and First Chicago Trust Company of New York, as rights agent (incorporated by reference to Exhibit 1 to EOG's Registration Statement on Form 8-A, filed February 18, 2000).

4.2	Form of Right Certificate (incorporated by reference to Exhibit 3 to EOG's Registration Statement on Form 8-A, filed February 18, 2000).
4.3

Amendment to Rights Agreement, dated as of December 13, 2001, between EOG and First Chicago Trust Company of New York, as rights agent (incorporated by reference to Exhibit 2 to Amendment No. 1 to EOG's Registration Statement on Form 8-A/A, filed December 14, 2001).

4.4

Letter, dated December 13, 2001, from First Chicago Trust Company of New York to EOG, resigning as rights agent, effective January 12, 2002 (incorporated by reference to Exhibit 3 to Amendment No. 2 to EOG's Registration Statement on Form 8-A/A, filed February 7, 2002).

4.5

Amendment No. 2 to Rights Agreement, dated as of December 20, 2001, between EOG and First Chicago Trust Company of New York, as rights agent (incorporated by reference to Exhibit 4 to Amendment No. 2 to EOG's Registration Statement on Form 8-A/A, filed February 7, 2002).

4.6

Letter, dated December 20, 2001, from EOG to EquiServe Trust Company, N.A., appointing EquiServe Trust Company, N.A. as successor rights agent, effective January 12, 2002 (incorporated by reference to Exhibit 5 to Amendment No. 2 to EOG's Registration Statement on Form 8-A/A, filed February 7, 2002).

4.7

Amendment No. 3 to Rights Agreement, dated as of April 11, 2002, between EOG and EquiServe Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to EOG's Current Report on Form 8-K, filed April 12, 2002) (SEC File No. 001-09743).

4.8

Amendment No. 4 to Rights Agreement, dated as of December 10, 2002, between EOG and EquiServe Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to EOG's Current Report on Form 8-K, filed December 11, 2002) (SEC File No. 001-09743).

4.9

Amendment No. 5 to Rights Agreement, dated as of February 24, 2005, between EOG and EquiServe Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.12 to EOG's Annual Report on Form 10-K for the year ended December 31, 2004) (SEC File No. 001-09743).

4.10

Amendment No. 6 to Rights Agreement, dated as of June 15, 2005, between EOG and EquiServe Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to EOG's Current Report on Form 8-K, filed June 21, 2005).

4.11	Rights Agreement Certificate, dated February 11, 2008 (incorporated by reference to Exhibit 4.20 to EOG's Annual Report on Form 10-K for the year ended December 31, 2007).
*4.12	Amendment No. 7 to Rights Agreement, dated as of October 7, 2009, between EOG and Computershare Trust Company, N.A., as rights agent (via succession).

* Exhibit filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EOG RESOURCES, INC. (Registrant)

Date: October 7, 2009	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.                                                                                   Description
4.1

Rights Agreement, dated as of February 14, 2000, between EOG and First Chicago Trust Company of New York, as rights agent (incorporated by reference to Exhibit 1 to EOG's Registration Statement on Form 8-A, filed February 18, 2000).

4.2	Form of Right Certificate (incorporated by reference to Exhibit 3 to EOG's Registration Statement on Form 8-A, filed February 18, 2000).
4.3

Amendment to Rights Agreement, dated as of December 13, 2001, between EOG and First Chicago Trust Company of New York, as rights agent (incorporated by reference to Exhibit 2 to Amendment No. 1 to EOG's Registration Statement on Form 8-A/A, filed December 14, 2001).

4.4

Letter, dated December 13, 2001, from First Chicago Trust Company of New York to EOG, resigning as rights agent, effective January 12, 2002 (incorporated by reference to Exhibit 3 to Amendment No. 2 to EOG's Registration Statement on Form 8-A/A, filed February 7, 2002).

4.5

Amendment No. 2 to Rights Agreement, dated as of December 20, 2001, between EOG and First Chicago Trust Company of New York, as rights agent (incorporated by reference to Exhibit 4 to Amendment No. 2 to EOG's Registration Statement on Form 8-A/A, filed February 7, 2002).

4.6

Letter, dated December 20, 2001, from EOG to EquiServe Trust Company, N.A., appointing EquiServe Trust Company, N.A. as successor rights agent, effective January 12, 2002 (incorporated by reference to Exhibit 5 to Amendment No. 2 to EOG's Registration Statement on Form 8-A/A, filed February 7, 2002).

4.7

Amendment No. 3 to Rights Agreement, dated as of April 11, 2002, between EOG and EquiServe Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to EOG's Current Report on Form 8-K, filed April 12, 2002) (SEC File No. 001-09743).

4.8

Amendment No. 4 to Rights Agreement, dated as of December 10, 2002, between EOG and EquiServe Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to EOG's Current Report on Form 8-K, filed December 11, 2002) (SEC File No. 001-09743).

4.9

Amendment No. 5 to Rights Agreement, dated as of February 24, 2005, between EOG and EquiServe Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.12 to EOG's Annual Report on Form 10-K for the year ended December 31, 2004) (SEC File No. 001-09743).

4.10

Amendment No. 6 to Rights Agreement, dated as of June 15, 2005, between EOG and EquiServe Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to EOG's Current Report on Form 8-K, filed June 21, 2005).

4.11	Rights Agreement Certificate, dated February 11, 2008 (incorporated by reference to Exhibit 4.20 to EOG's Annual Report on Form 10-K for the year ended December 31, 2007).
*4.12	Amendment No. 7 to Rights Agreement, dated as of October 7, 2009, between EOG and Computershare Trust Company, N.A., as rights agent (via succession).

* Exhibit filed herewith.